EXHIBIT 10.20
                                 No. 2002-48702
 ______________________________________________________________________________

MILLENNIUM  SEISMIC,  INC.                |     IN  THE  DISTRICT  COURT  OF
                                          |
                                          |
vs.                                       |     HARRIS  COUNTY,  TEXAS
                                          |
                                          |
HOUSTON  AMERICAN  ENERGY  CORP.,  and    |
JOHN  F.  TERWILLIGER                     |     280TH  JUDICIAL  DISTRICT
_____________________________________________________________________________

                  COMPROMISE SETTLEMENT AGREEMENT AND COMPLETE
                             RELEASE OF ALL LAWSUITS

     This Compromise Settlement Agreement and Complete Release Of All Lawsuits (this "Agreement") is entered by and between MILLENNIUM SEISMIC, INC. ("Millennium") and HOUSTON AMERICAN ENERGY CORP. and JOHN F. TERWILLIGER
(collectively,  the  "Houston  American  Parties").

                                    RECITALS

     WHEREAS, Millennium filed this lawsuit (the "Lawsuit"), in which Millennium sought damages, all as shown in Millennium's Petition, reference to which is hereby made for all purposes as though those same pleadings were fully copied and set forth at length herein; and

     WHEREAS, the Houston American Parties filed a counterclaim against Millennium (the "Counterclaim"), all as shown in the Houston American Parties' Special Exceptions, Answer, and Counterclaim, reference to which is hereby made for all purposes as though those same pleadings were fully copied and set forth at length herein; and

     WHEREAS, bona fide disputes and controversies continue to exist between Millennium and the Houston American Parties as to any liability of the Houston American Parties for claims and damages alleged in the Lawsuit and any liability of Millennium for claims and damages alleged in the Counterclaim, and because of such disputes and controversies, Millennium and the Houston American Parties desire to fully compromise, release and settle any and all direct and derivative claims relating to the Lawsuit or the Counterclaim and to the incidents or events described therein as to which Millennium or the Houston American Parties now have or may have in the future against the other and/or their heirs, executors, personal representatives, successors and assigns, affiliates or agents, both Millennium and the Houston American Parties, intending that all of the terms and conditions of their settlement shall be fully set forth in this Agreement; and

     WHEREAS, it is understood and agreed by Millennium and the Houston American Parties that this Agreement is executed for the purpose of settling all disputes between them and is not to be construed as an admission of any liability, which Millennium and the Houston American Parties have expressly denied and continue to deny;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, Millennium and the Houston American Parties agree as follows:

     1.     Dismissal  of  the Lawsuit.  Contemporaneously with the execution of
            --------------------------
this Agreement, Millennium shall enter a joint motion to dismiss the Lawsuit in a document that shall effectively dismiss the Lawsuit in its entirety, with prejudice as to its refiling, which motion shall reference the existence of this Agreement and shall dispose of all claims brought or which could have been brought in the Lawsuit.

     2.     Dismissal of the Counterclaim.  Contemporaneously with the execution
            -----------------------------
of this Agreement, the Houston American Parties shall enter a joint motion to dismiss the Counterclaim in a document that shall effectively dismiss the Counterclaim in its entirety, with prejudice as to its refiling, which motion shall reference the existence of this Agreement and shall dispose of all claims brought or which could have been brought in the Counterclaim.


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     3.     Release  of  the Houston American Parties.  In consideration for the
            -----------------------------------------
agreement by the Houston American Parties to the terms and conditions of this Agreement, plus other good and valuable consideration, inclusive of all attorneys' fees, interest, costs and expenses, the receipt and sufficiency of which are hereby acknowledged, Millennium, and its predecessors, successors, agents, consultants, attorneys, legal representatives, assigns, and third party entities acting in their behalf (collectively identified and referred to herein as the "Millennium Releasing Parties,") do hereby forever Release, Acquit, Relinquish and Forever Discharge the Houston American Parties, and their heirs, executors, personal representatives, successors and assigns, affiliates or agents, employees, attorneys, consultants, shareholders, officers, directors, and other legal representatives, and insurers (collectively identified and referred to herein as the "Houston American Released Parties") of and from any and all causes of action, claims, demands, suits, liabilities, costs, expenses, losses, damages, and attorneys' fees, past, present and future, known or unknown, fixed or contingent, liquidated or unliquidated, of any nature whatsoever relating or pertaining to, arising out of or to arise out of, resulting from or to result from the matters and events asserted in the pleadings on file in the Lawsuit, or which might have been asserted or could have been asserted therein by or on behalf of any of the Millennium Releasing Parties against any of the Houston American Released Parties, including but not limited to any claims, causes of action or theories of liability or recovery based on contract, tort, intentional tort, negligence, gross negligence, negligence per se, failure to warn, breach of fiduciary or special relationship, fraud, malice, alter ego, property damage, punitive damages, past or future medical expenses, physical pain and suffering, mental anguish, emotional distress, lost wages, disfigurement, impairment, lost consortium, or any other personal injury or property damage claims of any nature whatsoever, including attorneys' fees and interest thereon.

     The Millennium Releasing Parties acknowledge that it is the intention of all the parties hereto or mentioned herein that any and all other claims and/or relief of any kind or character whatsoever in connection with the Lawsuit by Millennium against the Houston American Parties are hereby forever WAIVED, RELEASED, DISCHARGED and RELINQUISHED. Millennium expressly waives and assumes the risk of claims for unknown and unanticipated injuries and damages to Millennium which exist on this date but about which Millennium knows nothing nor suspects to exist whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would or might have a material affect on the Millennium's decision to enter this Agreement.

     4.     Release  of  Millennium.  In  consideration  for  the  agreement  by
            -----------------------
Millennium to the terms and conditions of this Agreement, plus other good and valuable consideration, inclusive of all attorneys' fees, interest, costs and expenses, the receipt and sufficiency of which are hereby acknowledged, the Houston American Parties, all of their predecessors, successors, agents, consultants, attorneys, heirs, beneficiaries, legal representatives, assigns, and third party entities acting in their behalf (collectively identified and referred to herein as the "Houston American Releasing Parties,") do hereby forever Release, Acquit, Relinquish and Forever Discharge Millennium, and its personal representatives, successors and assigns, affiliates or agents, employees, attorneys, consultants, shareholders, officers, directors, and other legal representatives, and insurers (collectively identified and referred to herein as the "Millennium Released Parties") of and from any and all causes of action, claims, demands, suits, liabilities, costs, expenses, losses, damages, and attorneys' fees, past, present and future, known or unknown, fixed or contingent, liquidated or unliquidated, of any nature whatsoever relating or pertaining to, arising out of or to arise out of, resulting from or to result from the matters and events asserted in the pleadings on file in the Counterclaim, or which might have been asserted or could have been asserted therein by or on behalf of any of the Houston American Releasing Parties against any of the Millennium Released Parties, including but not limited to any claims, causes of action or theories of liability or recovery based on contract, tort, intentional tort, negligence, gross negligence, negligence per se, failure to warn, breach of fiduciary or special relationship, fraud, malice, alter ego, property damage, punitive damages, past or future medical expenses, physical pain and suffering, mental anguish, emotional distress, lost wages, disfigurement, impairment, lost consortium, or any other personal injury or property damage claims of any nature whatsoever, including attorneys' fees and interest thereon.

     The Houston American Releasing Parties acknowledge that it is the intention of all the parties hereto or mentioned herein that any and all other claims and/or relief of any kind or character whatsoever in connection with the Counterclaim by the Houston American Parties against Millennium are hereby forever WAIVED, RELEASED, DISCHARGED and RELINQUISHED. The Houston American Parties expressly waive and assume the risk of claims for unknown and unanticipated injuries and damages to the Houston American Parties which exist on this date but about which the Houston American Parties know nothing nor suspect to exist whether through ignorance, oversight, error, negligence or otherwise, and which, if known, would or might have a material affect on the Houston American Parties' decision to enter this Agreement.


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     5.     Hold  Harmless  by  Millennium.  In  further  consideration for this
            ------------------------------
Agreement, Millennium agrees to indemnify and hold harmless each of the Houston American Released Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys' fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the allegations in the Lawsuit asserted by anyone claiming by, through or under Millennium or its personal representatives, successors and assigns.

     6.     Hold  Harmless  by  the  Houston  American  Parties.  In  further
            ---------------------------------------------------
consideration for this Agreement, the Houston American Parties agree to indemnify and hold harmless each of the Millennium Released Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys' fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the allegations in the Counterclaim asserted by anyone claiming by, through or under the Houston American Parties or their heirs, executors, personal representatives, successors and assigns.

     7.     Covenant  Not  to  Sue  by  Millennium.  In  consideration  of  this
            --------------------------------------
Agreement and the other consideration recited herein, Millennium, its personal representatives, successors and assigns hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the Houston American Released Parties to recover damages of any kind or character, either to person or property, resulting from the incidents described in the Lawsuit or which may in any manner hereinafter arise out of the incidents described in the Lawsuit.

     8.     Covenant  Not  to  Sue  by  the  Houston  American  Parties.  In
            -----------------------------------------------------------
consideration of this Agreement and the other consideration recited herein, the Houston American Parties, their heirs, executors, personal representatives, successors and assigns hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the Millennium Released Parties to recover damages of any kind or character, either to person or property, resulting from the incidents described in the Counterclaim or which may in any manner hereinafter arise out of the incidents described in the Counterclaim.

     9.     Termination  of  the  Exchange  Agreement.  In consideration of this
            -----------------------------------------
Agreement and the other consideration recited herein, that certain Exchange Agreement executed on July 19, 2002 by and between Millennium Seismic, Inc. and Houston American Energy Corp. (the "Exchange Agreement") including, but not limited to, any other agreements or instruments executed in connection therewith, are deemed terminated for all purposes and no longer have any force or effect.

     10.     Cancellation of Stock Certificate and Warrant.  In consideration of
             ---------------------------------------------
this Agreement and the other consideration recited herein, the certificate representing 1,000,000 shares of the common stock of Houston American Energy Corp., par value $0.001 per share, and the warrant to purchase 750,000 shares of the common stock of Houston American Energy Corp., par value $0.001 per share, delivered to Millennium pursuant to the Exchange Agreement are deemed cancelled as of the date of their issuance and the same have no further force or effect. Millennium has returned said certificate and warrant to the Houston American Parties.

     11.     Representations and Warranties of Millennium.  Millennium expressly
             --------------------------------------------
represents  and  warrants  to each and all of the Houston American Parties that:

          (a)  Millennium  is  duly  authorized  to  execute  this  Agreement;

          (b) All expenses of any and every nature and character whatsoever incurred by Millennium or on its behalf, past or future, arising from all of the incidents described in the Lawsuit and from the Lawsuit itself are not the obligation of any of the Houston American Released Parties;

          (c)  There  are  no  unresolved  issues;


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          (d)  Millennium's  claims  in  the  Lawsuit  have  not  been assigned, pledged, or otherwise in any manner whatsoever sold or transferred or become subject to a lien, either by instrument, in writing or otherwise, including any right, interest or claim which Millennium may have now or in the future by reason of the incidents described in the Lawsuit or any matters arising out of or related thereto; and

          (e) No representations, if any, about the nature and extent of the claims of Millennium or damages thereunder made by any attorney or agent of any of the Houston American Released Parties, nor any representations, if any, regarding the nature and extent of legal liability or financial responsibility of any of the Houston American Released Parties have induced Millennium to enter into this Agreement.

     12.     Representations  and  Warranties  of  the Houston American Parties.
             ------------------------------------------------------------------
The Houston American Parties expressly represent and warrant to Millennium that:

          (a) The Houston American Parties are duly authorized and/or legally competent to execute this Agreement;

          (b) All expenses of any and every nature and character whatsoever incurred by the Houston American Parties or on their behalf, past or future, arising from all of the incidents described in the Counterclaim and from the Counterclaim itself are not the obligation of the Millennium Released Parties;

          (c)  There  are  no  unresolved  issues;

          (d) The Houston American Parties' claims in the Counterclaim have not been assigned, pledged, or otherwise in any manner whatsoever sold or transferred or become subject to a lien, either by instrument, in writing or otherwise, including any right, interest or claim which the Houston American Parties may have now or in the future by reason of the incidents described in the Counterclaim or any matters arising out of or related thereto; and

          (e) No representations, if any, about the nature and extent of the claims of the Houston American Parties or damages thereunder made by any attorney or agent of the Millennium Released Parties, nor any representations, if any, regarding the nature and extent of legal liability or financial responsibility of any of the Millennium Released Parties have induced the Houston American Parties to enter into this Agreement.

     13.     Applicable  Law.  Millennium and the Houston American Parties agree
             ---------------
that this Agreement may be signed in multiple counterparts, shall be construed and interpreted in accordance with the laws of Texas, and that venue for any dispute in connection with this Agreement shall be Harris County, Texas.

     14.     Attorneys'  Fees.  Each  party  shall pay its respective attorneys'
             ----------------
fees  in  connection  with  the  Lawsuit,  the Counterclaim, and this Agreement.

     15.     Entire  Agreement  and  Successors  in  Interest.  This  Agreement
             ------------------------------------------------
contains the entire agreement between Millennium and the Houston American Parties with regard to matters set forth herein, and shall be binding upon and inure to the benefit of the respective executors, administrators, personal representatives, heirs, successors and assigns of Millennium and each of the Houston American Parties.



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
     IN WITNESS WHEREOF, this Agreement has been executed the ___ day of December, 2002.



                                        MILLENNIUM SEISMIC, INC.



                                        By /s/  Jesse  R.  Marion
                                          ----------------------
                                          Jesse  R.  Marion,  President


                                        HOUSTON  AMERICAN  ENERGY  CORP.



                                        By /s/  John  F.  Terwilliger
                                          --------------------------
                                          John  F.  Terwilliger,  President



                                          /s/  John  F.  Terwilliger
                                        ----------------------------
                                        JOHN  F.  TERWILLIGER


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